AGREEMENT TO TERMINATE VOTING RIGHTS PROXY AGREEMENT

THIS AGREEMENT TO TERMINATE VOTING RIGHTS PROXY AGREEMENT (this "Agreement") is made and entered into as of December 31, 2009, by and among Tongchuan Suoke Clean Energy Co., Ltd. ("Party A"), Shaanxi Suo'ang Biological Science & Technology Co., Ltd. ("Party B"), shareholders holding the equity interests of Party B ("Shareholders") and Sino Clean Energy, Inc (the "Company"). The Company is made a party hereto for the sole purpose of acknowledging this Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in that certain Proxy Agreement (defined in the Recitals below).

RECITALS:

WHEREAS, reference is made to that certain Voting Rights Proxy Agreement dated as of August 18, 2006 and its amendment dated as of June 30, 2009 (the "Proxy Agreement"), by and among Party A, Party B and Shareholders;

WHEREAS, Party A, Party B and Shareholders desire to terminate the Proxy Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A. **TERMINATION**.

(1) Party A, Party B and Shareholders hereby unanimously agree to terminate Proxy Agreement.

B. **GOVERNING LAW**. This Agreement shall be governed and construed under the laws of the People's Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C. **COUNTERPARTS**. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Amendment shall be legal and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PARTY A:

Tongchuan Suoke Clean Energy Co., Ltd

By: ____________________

Name: REN Baowen

Title: Director

PARTY B:

Shaanxi Suo'ang Biological Science & Technology Co., Ltd.

By: ____________________

Name: REN, Baowen

Title: Chairman

SHAREHOLDERS

Shaanxi Hanzhong Lan Chao Clothes Group Co., Ltd.

By: ______________

____
REN Baowen

____
ZHANG Wenjie

____
YAO Leping

____
YANG Feng

____
YAO Yongsheng

____
QU Fuxiu

____
LEI Yuan

____
YONG Shanqing

____
REN Wenxia

____

ZHEN Ling

WANG Li

YANG Yuejun

ACKNOWLEDGED BY

Sino Clean Energy, Inc.

By: ____________

Name: REN, Baowen

Title: Chairman